MUNDOVAL FUND
GLOBAL VALUE INVESTING

Quarterly Commentary: 1Q13

Portfolio Review:

The Mundoval Fund returned 2.15% in the first quarter of 2013 versus 7.73% for the MSCI World Index during the same period. Since inception of the fund on September 3, 2007 the Mundoval Fund has returned an annualized rate of return of 5.91% versus 5.94% for the MSCI World Index for the same period.

Performance was enhanced during the quarter by Hewlett-Packard, Google, Telekom Indonesia, Viacom and Citigroup. Detractors from performance included MTN Group, ING Groep, Apple and BNP Paribas.

During the quarter Cisco Systems and Hewlett-Packard were sold after reaching prices that we believed reflected their intrinsic values. Two new businesses were purchased for the fund during the quarter: National Oilwell Varco, an oil & gas equipment & service provider and Baidu, the leading provider of Chinese language online search engine services. The fund owns shares of 30 companies as of March 31, 2013. We continue to maintain our largest allocations to the financial, information technology, and telecommunications sectors. Foreign and domestic businesses represent 55.4% and 42.7% respectively of the fund's holdings.

Manager Commentary:

As the Dow Jones Industrial Average reaches a new all time high, it is interesting to note that although first-quarter investment performance for developed markets throughout the world, as measured by Standard & Poor's, returned 7.34%, without the U.S. and Japan, the gain would have only been 2.39%. According the MSCI, the Emerging Markets returned -1.62% for the quarter, with Brazil, Russia, India and China all posting negative rates of return. The Cyprus bank situation dominated the headlines & media throughout the end of the month causing European stocks in general to decline for the month and post a quarterly gain of 2.71%.

The global telecommunications sector, as reported by Morningstar, returned less than 4% during the quarter. Our investment in MTN Group, the largest wireless and internet service provider in continental Africa, did not fare as well, posting a negative rate of return. At first glance, investors might balk at MTN's market exposure to Syria and Iran, which are considered to be politically unstable countries to do business with at present time. However, upon further review, it is interesting to note that in 2012 the number of wireless subscribers for MTN increased by 15% to more than 189 million in total. This growth came from countries such as Nigeria, Ghana, Cameroon, Uganda, the Sudan and Ivory Coast, of which the majority have an average of 60% wireless and 15% internet penetration. MTN Group is either the leading or second place provider of services in these countries with average revenue per user (APRU) in 2012 of approximately $78 per annum. MTN Group is attractively priced relative to other telecommunications businesses today selling for 8 times operating earnings and paying a dividend yield of 4.8%. As the largest mobile company in Africa, MTN is well positioned to benefit from the increase in consumer demand for wireless service, which is expected to continue over the medium to long-term, given still current low levels of mobile penetration across its markets.

Thank you for your confidence and continued support.
Sincerely yours,
Arthur Q. Johnson, CFA

Average Annual Total Returns as of March 31, 2013

	1Q 2013 (Non-Annualized)	1-Year	3-Years	5-Years	7-Years	Since Inception (9/3/04)
Mundoval Fund	2.15%	11.32%	6.70%	2.58%	3.98%	5.91%
MSCI World Index	7.73%	11.85%	8.46%	2.22%	3.20%	5.94%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.